UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2005
MARSH SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-01532 (Commission File Number)	35-0918179 (IRS Employer Identification No.)
9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 594-2100
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.AQ AGREEMENT BETWEEN COMPANY AND JOHN C. ELBIN
EX-10.AR AGREEMENT BETWEEN COMPANY AND MARK A. VARNER

Item 1.01 Entry into a Material Definitive Agreement.
     On October 24, 2005, Marsh Supermarkets, Inc. (the “Company”) entered into an agreement (individually, the “Agreement” or collectively, the “Agreements”) with each of John C. Elbin, Senior Vice President, Chief Financial Officer and Treasurer of the Company, and Mark A. Varner, Vice President—Corporate Controller of the Company, executive officers of the Company.
     The Agreements entered into with Messrs. Elbin and Varner are in substantially the same form. Each Agreement provides for continued employment of the executive officer during the Employment Period (as defined in the Agreement). The Employment Period commences on the Effective Date (as defined in the Agreement), which generally commences upon the occurrence of a Change in Control (as defined in the Agreement). In addition, each Agreement provides that if, during the Employment Period, the Company terminates the executive officer other than for Cause, Disability (each as defined in the Agreement) or death, or if the executive officer terminates his employment for Good Reason (as defined in the Agreement), the executive officer is entitled to two times the sum of his base salary, his target bonus and, in the case of Mr. Elbin, his car allowance, and the Company shall continue the executive officer’s medical and welfare benefits for two years after the executive officer’s date of termination of employment.
     The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the full text of the Agreement with Mr. Elbin, which is filed as Exhibit 10 (aq) hereto and is incorporated herein by reference, and the full text of the Agreement with Mr. Varner, which is filed as Exhibit 10 (ar) hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits:

Exhibit No.	Description

10 (aq)	Agreement between the Company and John C. Elbin

10 (ar)	Agreement between the Company and Mark A. Varner

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 27, 2005

MARSH SUPERMARKETS, INC.

By:	/s/ P. Lawrence Butt

Name: P. Lawrence Butt
Title: Senior Vice President, Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10 (aq)	Agreement between the Company and John C. Elbin

10 (ar)	Agreement between the Company and Mark A. Varner